2017 Third Quarter Credit Supplement November 2, 2017 © 2017 Fannie Mae. Trademarks of Fannie Mae. Exhibit 99.2

This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, the “2017 Q3 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fuly in the 2017 Q3 Form 10-Q and in Fannie Mae’s Form 10-K for the year ended December 31, 2016, the “2016 Form 10-K.” These materials should be reviewed together with the 2017 Q3 Form 10-Q and the 2016 Form 10-K, copies of which are available through the “SEC Filings” page in the “About Us/Investor Relations” section of Fannie Mae’s website at www.fanniemae.com. Some of the information in this presentation is based upon information that we received from third-party sources such as selers and servicers of mortgage loans. Although we generaly consider this information reliable, we do not independently verify al reported information. Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). Unless otherwise indicated data labeled as “YTD 2017” is as of September 30, 2017 or for the first nine months of 2017. § . .§ . § § © 2017 Fannie Mae. Trademarks of Fannie Mae.

Fannie Mae

Table of Contents

Home Prices

Home Price Growth/Decline Rates in the U.S.	3
One Year Home Price Change as of 2017 Q3	4
Home Price Change From 2006 Q3 Through 2017 Q3	5

Credit Profile of Fannie Mae Single-Family Loans

Credit Characteristics of Single-Family Business Acquisitions	6
Credit Risk Profile Summary of Single-Family Business Acquisitions	7
Certain Credit Characteristics of Single-Family Business Acquisitions: 2006 - 2017	8
Single-Family Business Acquisitions by Loan Purpose	9
Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year	10
Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features	11

Geographic Credit Profile of Fannie Mae Single-Family Loans and Foreclosed Properties (REO)

Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States	12
Seriously Delinquent Loan and REO Ending Inventory Share by Select States	13
Single-Family Short Sales and REO Sales Prices to Unpaid Principal Balance (UPB) of Mortgage Loans	14

Workouts of Fannie Mae Single-Family Loans

Single-Family Loan Workouts	15
Re-performance Rates of Modified Single-Family Loans	16

Additional Credit Information for Fannie Mae Single-Family Loans

Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business	17
Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year	18

Credit Profile of Fannie Mae Multifamily Loans

Multifamily Credit Profile by Loan Attributes	19-20
Serious Delinquency Rates of Multifamily Book of Business	21
Cumulative Credit Loss Rates of Multifamily Guaranty Book of Business By Acquisition Year	22

© 2017 Fannie Mae. Trademarks of Fannie Mae.

2

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% -3.7% -9.0% -4.8% -4.2% -3.5% 2.6% 4.0% 7.6% 4.2% 4.6% 5.7% 5.3% Fannie Mae Home Price Index Based on our home price index, we estimate that home prices on a national basis increased by 1.1% in the third quarter of 2017 and by 5.3% in the first nine months of 2017, folowing increases of 5.7% in 2016, 4.6% in 2015 and 4.2% in 2014. Our home price estimates are based on preliminary data and are subject to change as additional data becomes available. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1.7% -5.4% -12.0% -3.8% -4.1% -3.9% 6.5% 10.7% 4.5% 5.2% 5.4% 4.3% S&P/Case-Shiler Index Home Price Growth/Decline Rates in the U.S. Note: Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2017. Including subsequent data may lead to materialy diferent results. * Year-to-date as of September 2017. ** Year-to-date as of Q2 2017. As comparison, Fannie Mae's index for the same period is 4.2%. © 2017 Fannie Mae. Trademarks of Fannie Mae. 3 * **

Fannie Mae

One Year Home Price Change as of 2017 Q3[1]

United States: 5.6%


WA 11.1% 3.6%
OR 8.6% 1.8%
CA 6.8% 19.5%
ID 9.3% 0.6%
NV 9.3% 1.1%
MT 4.9% 0.3%
WY 2.3% 0.2%
UT 8.9% 1.3%
AZ 7.0% 2.5%
CO 8.5% 2.9%
NM 3.5% 0.5%
ND 1.1% 0.2%
SD 5.4% 0.2%
NE 5.6% 0.5%
KS 4.8% 0.5%
OK 2.3% 0.7%
TX 4.5% 6.2%
MN 6.2% 2.1%
IA 3.8% 0.7%
MO 4.6% 1.3%
AR 3.3% 0.5%
LA 2.9% 0.9%
WI 6.5% 1.8%
IL 4.3% 3.8%
MI 9.1% 2.3%
IN 5.0% 1.1%
OH 5.5% 2.0%
KY 6.5% 0.6%
TN 7.3% 1.3%
MS 3.0% 0.4%
AL 3.2% 1.0%
GA 6.8% 2.7%
FL 6.1% 5.7%
SC 5.4% 1.2%
NC 4.7% 2.5%
VA 3.5% 3.5%
WV 1.2% 0.2%
PA 4.7% 3.0%
NY 5.1% 5.1%
ME 7.4% 0.3%
AK 2.8% 0.2%
HI 2.2% 0.7%
State: FL
Growth Rate: 6.1%
UPB %(2): 5.7%

	Growth Rate	UPB %[2]
CT	1.3%	1.3%
DC	11.4%	0.4%
DE	1.3%	0.4%
MA	6.1%	2.9%
MD	3.6%	2.7%
NH	6.6%	0.5%
NJ	3.1%	3.7%
RI	6.4%	0.3%
VT	3.9%	0.2%

State Growth Rate
- 0% to 5%
- 5% to 10%
- 10% and Above

(1) Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2017. UPB estimates are based on data available through the end of September 2017. Including subsequent data may lead to materially different results.

(2) "UPB %" refers to unpaid principal balance of loans on properties in the applicable state as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information.

© 2017 Fannie Mae. Trademarks of Fannie Mae.

4

Fannie Mae

Home Price Change From 2006 Q3 Through 2017 Q3(1)

United States: 3.9%


WA 18.2% 3.6%
OR 16.7% 1.8%
ID 8.7% 0.6%
MT 22.6% 0.3%
WY 18.6% 0.2%
ND 54.8% 0.2%
SD 30.6% 0.2%
NE 23.8% 0.5%
MN 4.4% 2.1%
WI 6.7% 1.8%
MI 1.7% 2.3%
IA 19.6% 0.7%
IL -8.7% 3.8%
IN 14.2% 1.1%
OH 4.2% 2.0%
PA 8.8% 3.0%
NY 5.2% 5.1%
ME 6.6% 0.3%
CA -6.1% 19.5%
NV -22.8% 1.1%
UT 26.2% 1.3%
CO 40.0% 2.9%
KS 17.9% 0.5%
MO 7.6% 1.3%
KY 16.7% 0.6%
WV 7.3% 0.2%
VA -6.0% 3.5%
AZ -18.3% 2.5%
NM -1.4% 0.5%
OK 18.1% 0.7%
AR 8.4% 0.5%
TN 17.9% 1.3%
NC 8.4% 2.5%
SC 6.6% 1.2%
MS 4.8% 0.4%
AL 3.4% 1.0%
GA 2.4% 2.7%
TX 35.8% 6.2%
LA 18.3% 0.9%
FL -19.0% 5.7%
AK 15.5% 0.2%
HI 5.9% 0.7%
State: FL
Growth Rate: -19.0%
UPB %(2): 5.7%

	Growth Rate	UPB %(2)
CT	-16.3%	1.3%
DC	45.8%	0.4%
DE	-11.3%	0.4%
MA	7.3%	2.9%
MD	-14.0%	2.7%
NH	-1.4%	0.5%
NJ	-15.1%	3.7%
RI	-10.8%	0.3%
VT	2.9%	0.2%

State Growth Rate
- Below -15%
- -15% to -5%
- -5% to 0%
- 0% to 5%
- 5% to 10%
- 10% and Above

(1) Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2017. UPB estimates are based on data available through the end of September 2017. Including subsequent data may lead to materially different results.

(2) "UPB %" refers to unpaid principal balance of loans on properties in the applicable state as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information.

© 2017 Fannie Mae. Trademarks of Fannie Mae.

5

Q3 2017 Single-Family Acquisitions Excl. Refi Plus Q2 2017 Single-Family Acquisitions Excl. Refi Plus Q1 2017 Single-Family Acquisitions Excl. Refi Plus Ful Year 2016 Single-Family Acquisitions Excl. Refi Plus Q4 2016 Single-Family Acquisitions Excl. Refi Plus Q3 2016 Single-Family Acquisitions Excl. Refi Plus Unpaid Principal Balance (UPB) ($B) Weighted Average Origination Note Rate 4.13% $131.5 4.13% $134.2 4.25% $117.6 4.26% $121.2 4.00% $113.4 4.00% $118.5 3.73% $558.9 3.74% $581.0 3.57% $173.1 3.58% $178.2 3.66% $160.2 3.66% $165.6 <= 60% 60.01% to 70% 70.01% to 80% 80.01% to 90% 90.01% to 100% > 100% Weighted Average Origination LTV Ratio 76.6% 0.0% 19.7% 12.9% 39.6% 12.0% 15.8% 76.5% 0.1% 19.5% 12.9% 39.2% 12.0% 16.2% 76.3% 0.0% 19.2% 12.7% 39.9% 12.0% 16.2% 76.1% 0.2% 18.8% 12.7% 39.3% 12.1% 16.8% 73.3% 0.0% 14.8% 11.1% 38.6% 14.4% 21.1% 73.2% 0.3% 14.5% 11.1% 37.8% 14.5% 21.7% 73.6% 0.0% 14.8% 11.5% 38.8% 14.5% 20.4% 73.6% 0.4% 14.6% 11.6% 38.1% 14.5% 20.7% 72.0% 0.0% 12.8% 10.6% 37.5% 15.6% 23.5% 71.9% 0.2% 12.7% 10.7% 37.1% 15.6% 23.8% 73.9% 0.0% 15.5% 11.7% 38.4% 14.2% 20.2% 73.8% 0.3% 15.3% 11.8% 37.8% 14.3% 20.6% Origination Loan-to-Value (LTV) Ratio < 620 620 to < 660 660 to < 700 700 to < 740 >=740 Weighted Average FICO Credit Score 746 59.7% 22.5% 12.9% 5.0% 0.0% 745 59.2% 22.4% 13.0% 5.1% 0.2% 746 59.5% 22.6% 12.8% 5.0% 0.0% 745 58.7% 22.6% 13.1% 5.2% 0.3% 747 60.4% 22.2% 12.7% 4.7% 0.0% 746 59.4% 22.1% 13.0% 5.0% 0.4% 752 64.9% 20.4% 10.9% 3.8% 0.0% 750 63.9% 20.4% 11.3% 4.1% 0.3% 754 66.9% 19.8% 10.0% 3.3% 0.0% 753 66.1% 19.8% 10.3% 3.6% 0.2% 753 66.1% 19.9% 10.4% 3.6% 0.0% 752 65.2% 19.9% 10.7% 3.9% 0.3% FICO Credit Scores Credit Characteristics of Single-Family Business Acquisitions Fixed-rate Adjustable-rate Alt-A Interest Only Investor Condo/Co-op Refinance 36.1% 9.6% 6.1% 0.0% 0.0% 3.0% 97.0% 37.4% 9.6% 6.4% 0.0% 0.2% 3.0% 97.0% 37.1% 9.9% 6.7% 0.0% 0.0% 3.4% 96.6% 39.0% 10.0% 7.0% 0.0% 0.3% 3.4% 96.6% 53.4% 9.9% 7.3% 0.0% 0.0% 2.2% 97.8% 55.4% 9.8% 7.7% 0.0% 0.3% 2.1% 97.9% 54.0% 9.6% 5.6% 0.0% 0.0% 1.6% 98.4% 55.7% 9.6% 6.0% 0.0% 0.3% 1.5% 98.5% 60.1% 9.4% 5.5% 0.0% 0.0% 1.1% 98.9% 61.2% 9.4% 5.7% 0.0% 0.2% 1.1% 98.9% 51.5% 9.5% 5.2% 0.0% 0.0% 1.6% 98.4% 53.0% 9.5% 5.4% 0.0% 0.2% 1.6% 98.4% Certain Characteristics Purchase Cash-out refinance Other refinance 16.3% 19.8% 63.9% 17.9% 19.5% 62.6% 16.9% 20.2% 62.9% 19.4% 19.6% 61.0% 28.7% 24.7% 46.6% 31.8% 23.6% 44.6% 33.9% 20.1% 46.0% 36.4% 19.3% 44.3% 38.6% 21.5% 39.9% 40.3% 20.9% 38.8% 33.0% 18.4% 48.5% 35.2% 17.8% 47.0% Loan Purpose Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes the Home Afordable Refinance Program ® (“HARP ®”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Newly originated Alt-A loans for the applicable periods consist of the refinance of existing loans under our Refi Plus initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2016 Form 10-K. (1) (2) (3) (4) Single-Family Acquisitions 4.6% 6.3% 23.7% Single-Family Acquisitions 5.1% 6.9% 22.9% Single-Family Acquisitions California Texas Florida 6.1% 7.0% 18.4% Single-Family Acquisitions 4.9% 6.9% 22.8% Single-Family Acquisitions 6.0% 7.3% 20.3% Single-Family Acquisitions 6.8% 7.6% 18.9% © 2017 Fannie Mae. Trademarks of Fannie Mae. 6 Acquisition Period (4) (2) (2) (2) (2) (2) (2) (3) (1) Top 3 Geographic Concentrations ®

Fannie Mae®

Credit Risk Profile Summary of Single-Family Business Acquisitions[1]

Credit Profile for Single-Family Acquisitions

FICO Credit Score[2] — For the Nine Months Ended September 30, 2017	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 100%	> 100%	Total
>=740	11.6%	30.7%	16.7%	0.1%	59.1%
660 to < 740	5.4%	18.0%	12.0%	0.1%	35.4%
620 to < 660	1.0%	2.8%	1.2%	0.0%	5.1%
< 620	0.1%	0.1%	0.1%	0.0%	0.3%
Total	18.1%	51.6%	30.0%	0.2%	100.0%

FICO Credit Score[2] — For the Nine Months Ended September 30, 2016	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 100%	> 100%	Total
>=740	13.6%	33.4%	15.8%	0.1%	62.9%
660 to < 740	4.9%	16.8%	10.5%	0.2%	32.3%
620 to < 660	0.8%	2.3%	1.1%	0.1%	4.3%
< 620	0.1%	0.2%	0.1%	0.0%	0.4%
Total	19.4%	52.7%	27.5%	0.4%	100.0%

FICO Credit Score[2] — Change in Acquisitions Profile	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 100%	> 100%	Total
>=740	-2.0%	-2.7%	0.9%	-0.1%	-3.8%
660 to < 740	0.5%	1.2%	1.5%	-0.1%	3.1%
620 to < 660	0.2%	0.5%	0.1%	0.0%	0.8%
<620	0.0%	0.0%	0.0%	0.0%	-0.1%
Total	-1.3%	-1.0%	2.5%	-0.2%	0.0%

Credit Profile for Single-Family Acquisitions (Excluding Refi Plus)[3]

FICO Credit Score[2] — For the Nine Months Ended September 30, 2017	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 95%	>95%	Total
>=740	11.5%	31.3%	15.0%	2.1%	59.8%
660 to < 740	5.1%	18.0%	10.0%	2.1%	35.2%
620 to < 660	0.9%	2.8%	1.0%	0.2%	4.9%
Total	17.6%	52.1%	26.0%	4.3%	100.0%

FICO Credit Score[2] — For the Nine Months Ended September 30, 2016	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 95%	>95%	Total
>=740	13.6%	34.3%	15.0%	1.1%	64.0%
660 to < 740	4.6%	16.9%	9.4%	1.1%	32.0%
620 to < 660	0.7%	2.2%	0.9%	0.1%	3.9%
Total	19.0%	53.4%	25.3%	2.3%	100.0%

FICO Credit Score[2] — Change in Acquisitions Profile	Origination LTV Ratio <= 60%	60.01% to 80%	80.01% to 95%	>95%	Total
>=740	-2.1%	-3.0%	-0.1%	1.0%	-4.2%
660 to < 740	0.5%	1.2%	0.6%	1.0%	3.2%
620 to < 660	0.2%	0.5%	0.1%	0.1%	0.9%
Total	-1.4%	-1.3%	0.6%	2.0%	0.0%

(1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions.

(2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. FICO credit scores at origination below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes the Home Affordable Refinance Program ("HARP"). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.

(3) Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes HARP.

© 2017 Fannie Mae. Trademarks of Fannie Mae.

7

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 40% 60% 80% 100% Or igin ati on LT V R ati o 0% 5% 10% 15% 20% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Origination Loan-to-Value (OLTV) Ratio 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 660 680 700 720 740 760 780 FIC O Cr ed it S co re 0% 5% 10% 15% 20% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s FICO Credit Score 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Share of Single-Family Business Acquisitions: Fixed-rate Product 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s Share of Single-Family Business Acquisitions: Loan Purpose - Purchase Product Feature Weighted Average Origination LTV Ratio Origination LTV > 90% Weighted Average FICO Credit Score FICO Credit Score < 620 Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Loans acquired after 2009 with FICO credit scores at origination below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. Certain Credit Characteristics of Single-Family Business Acquisitions: 2006 - 2017 (1) (2) . © 2017 Fannie Mae. Trademarks of Fannie Mae. 8 * Year-to-date through September 30, 2017. (2) (1) ** * *

2010 2011 2012 2013 2014 2015 2016 2017 0% 20% 40% 60% 80% 100% % of Sin gle -Fa mi ly B us ine ss Ac qu isit ion s 1%1%2% 2%3%4%6% 14%16%10%10% 6% 9%9%14%14% 41% 52%48%36% 48% 55%52%54% 56% 44%45%52% 30% 21%24%23% Single-Family Business Acquisitions by Loan Purpose HARP Refi Plus Acquisitions (Excluding HARP) Refinance Acquisitions (Excluding Refi Plus) Purchase Acquisitions 2010 HARP Refi Plus (Excl. HARP) 2011 HARP Refi Plus (Excl. HARP) 2012 HARP Refi Plus (Excl. HARP) 2013 HARP Refi Plus (Excl. HARP) 2014 HARP Refi Plus (Excl. HARP) 2015 HARP Refi Plus (Excl. HARP) 2016 HARP Refi Plus (Excl. HARP) 2017 HARP Refi Plus (Excl. HARP) Unpaid Principal Balance (UPB) ($B) Weighted Average Origination Note Rate 4.68% $80.5 5.00% $59.0 4.44% $81.2 4.78% $55.6 3.89% $73.8 4.14% $129.9 3.80% $64.4 4.04% $99.5 4.39% $23.5 4.62% $21.5 4.08% $19.2 4.23% $11.2 3.89% $14.7 4.05% $7.4 4.14% $8.1 4.29% $3.3 Credit Characteristics of Single-Family Business Acquisitions Under the Refi Plus Initiative Our Refi Plus initiative, which started in April 2009, includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. © 2017 Fannie Mae. Trademarks of Fannie Mae. 9 <=80% 80.01% to 105% 105.01% to 125% >125% Weighted Average Origination LTV Ratio 62.3% 0.0% 0.0% 0.0% 100.0% 92.2% 0.0% 5.6% 94.4% 0.0% 60.2% 0.0% 0.0% 0.0% 100.0% 94.3% 0.0% 11.9% 88.1% 0.0% 61.1% 0.0% 0.0% 0.0% 100.0% 111.0% 20.7% 22.1% 57.2% 0.0% 60.2% 0.0% 0.0% 0.0% 100.0% 109.8% 20.1% 21.5% 58.4% 0.0% 61.3% 0.0% 0.0% 0.0% 100.0% 101.5% 9.9% 16.9% 73.3% 0.0% 60.4% 0.0% 0.0% 0.0% 100.0% 98.4% 7.0% 15.0% 78.0% 0.0% 60.0% 0.0% 0.0% 0.0% 100.0% 96.9% 5.4% 13.5% 81.1% 0.0% 58.6% 0.0% 0.0% 0.0% 100.0% 96.2% 4.9% 12.6% 82.5% 0.0% Origination LTV Ratio < 620 620 to < 660 660 to < 740 >=740 Weighted Average FICO Credit Score 760 72.3% 23.9% 2.4% 1.4% 746 61.2% 33.1% 3.6% 2.0% 758 70.0% 25.6% 2.8% 1.7% 746 61.5% 32.6% 3.8% 2.1% 753 66.9% 26.0% 4.2% 2.9% 738 56.6% 33.8% 6.0% 3.7% 737 55.8% 31.9% 6.9% 5.3% 722 45.1% 38.7% 9.5% 6.7% 717 43.0% 36.5% 11.2% 9.3% 704 33.9% 41.0% 14.5% 10.6% 722 46.3% 34.4% 10.5% 8.8% 706 34.8% 41.1% 14.6% 9.5% 717 41.6% 37.5% 11.6% 9.2% 703 30.8% 44.9% 15.3% 9.1% 712 38.0% 40.1% 12.3% 9.6% 703 30.0% 46.2% 15.0% 8.8% FICO Credit Scores (1) (2) * Year-to-date through September 30, 2017. Acquisition Year (1) (2) * * Acquisitions

Overal Book Origination Year 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 & Earlier Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Average Unpaid Principal Balance Serious Delinquency Rate Weighted Average Origination LTV Ratio Origination LTV Ratio > 90% Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV Ratio > 100% and <= 125% Mark-to-Market LTV Ratio > 125% Weighted Average FICO Credit Score FICO < 620 Interest Only Negative Amortizing Fixed-rate Primary Residence Condo/Co-op Credit Enhanced Cumulative Default Rate 39.5% 9.3% 88.4% 94.9% 0.1% 1.3% 1.8% 745 0.2% 0.8% 57.6% 16.6% 74.9% 1.01% $165,691 100.0% $2,845.1 15.6% 9.2% 89.5% 70.4% 1.0% 11.3% 9.5% 698 1.4% 4.5% 58.1% 14.4% 75.3% 4.21% $98,740 10.4% $296.5 0.8% 3.3% 8.6% 90.6% 97.4% 0.0% 1.1% 1.0% 751 0.0% 0.1% 46.8% 6.3% 69.5% 0.89% $133,010 3.0% $84.9 0.6% 4.5% 8.1% 89.1% 96.8% 0.0% 0.9% 0.8% 756 0.0% 0.1% 45.0% 10.0% 71.0% 0.54% $135,231 4.3% $123.4 0.4% 6.6% 8.3% 86.9% 96.4% 0.0% 0.5% 0.8% 757 0.0% 0.1% 43.5% 12.1% 71.1% 0.43% $136,182 5.3% $151.2 0.4% 22.9% 8.7% 88.6% 98.2% 0.0% 0.2% 1.1% 759 0.2% 0.8% 47.3% 18.9% 76.5% 0.30% $168,312 15.0% $427.6 0.3% 46.0% 9.9% 86.0% 98.0% 0.0% 0.2% 1.9% 750 0.3% 1.1% 52.1% 20.5% 76.8% 0.42% $165,845 13.1% $371.8 0.2% 60.5% 9.7% 85.8% 96.2% 0.0% 0.0% 1.5% 742 0.1% 0.5% 59.1% 19.9% 76.9% 0.51% $169,614 7.2% $205.0 0.0% 64.8% 9.6% 88.1% 97.8% 0.0% 0.0% 0.6% 748 0.0% 0.2% 61.7% 16.7% 75.1% 0.27% $198,687 12.1% $344.7 0.0% 62.0% 9.5% 90.4% 98.7% 0.0% 0.0% 0.3% 750 0.0% 0.1% 65.8% 15.4% 73.6% 0.11% $222,215 18.7% $532.7 0.0% 36.7% 9.7% 88.7% 97.1% 0.0% 0.0% 0.3% 745 0.0% 0.2% 73.4% 18.7% 75.9% 0.02% $221,997 10.8% $307.4 Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2017. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Loans acquired after 2009 with FICO credit scores at origination below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative, which includes HARP. Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring colateral, leters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. Because we include loans in reference pools for our Connecticut Avenue Securities™ and Credit Insurance Risk Transfer™ credit risk transfer transactions on a lagged basis (typicaly about six months to one year after we initialy acquire the loans), we expect the percentage of our 2017 single-family loan acquisitions with credit enhancement wil increase in the future. Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2008 and earlier cumulative default rates, refer to slide 18. © 2017 Fannie Mae. Trademarks of Fannie Mae. 10 (1) (2) (3) (4) . Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year (1) (1) (2) (2) (3) (4) As of September 30, 2017 n/a n/a

Categories Not Mutualy Exclusive Interest Only Loans Loans with FICO < 620 Loans with FICO ≥ 620 and < 660 Loans with Origination LTV Ratio > 90% Loans with FICO < 620 and Origination LTV Ratio > 90% Alt-A Loans Refi PlusIncluding HARP Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Average Unpaid Principal Balance Serious Delinquency Rate Acquisition Years 2005-2008 Weighted Average Origination LTV Ratio Origination LTV Ratio > 90% Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV Ratio > 100% and <= 125% Mark-to-Market LTV Ratio > 125% Weighted Average FICO Credit Score FICO < 620 Fixed-rate Primary Residence Condo/Co-op Credit Enhanced 11.4% 9.3% 84.2% 99.0% 5.7% 731 0.6% 2.7% 57.8% 38.6% 86.1% 0.0% 0.74% $141,329 13.8% $391.7 9.1% 9.4% 77.0% 68.2% 3.4% 709 2.0% 6.3% 64.5% 17.5% 79.2% 55.7% 4.54% $141,676 2.7% $75.7 49.2% 5.9% 93.9% 90.3% 100.0% 582 4.4% 11.7% 81.8% 100.0% 108.9% 27.4% 7.62% $130,698 0.5% $15.6 70.9% 9.4% 94.2% 97.3% 3.3% 732 1.0% 3.4% 78.6% 100.0% 101.7% 6.3% 1.59% $174,428 16.6% $473.4 34.0% 6.0% 93.3% 90.4% 0.0% 642 0.9% 2.9% 63.0% 22.0% 78.4% 22.0% 3.55% $138,171 5.3% $149.4 20.3% 4.6% 94.2% 85.6% 100.0% 582 1.8% 5.3% 64.0% 30.5% 82.0% 37.7% 6.52% $115,145 1.8% $51.1 12.9% 14.1% 86.1% 25.1% 1.7% 721 2.6% 8.7% 70.6% 8.2% 74.2% 81.6% 6.20% $221,843 1.3% $38.0 Loans with multiple product features are included in al applicable categories. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2016 Form 10-K. Our Refi Plus initiative, which started in April 2009, includes the Home Afordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. The subtotal is calculated by counting a loan only once even if it is included in multiple categories. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2017. Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring colateral, leters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. © 2017 Fannie Mae. Trademarks of Fannie Mae. 11 Subtotal of Certain Product Features 42.0% 8.6% 90.9% 92.6% 5.7% 719 0.7% 2.4% 66.3% 52.9% 86.4% 13.0% 1.97% $151,258 31.5% $895.5 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features (1) (2) (3) (4) (5) (6) (7) . (1) (2) (3) (2) (2) (4) (6) (6) (7) As of September 30, 2017 (2) (2) (5)

Midwest Northeast Southeast Southwest West 12.6% 7.1% 24.1% 38.3% 17.8% 909 638 851 1,470 594 2,470 3,186 7,966 8,659 6,732 923 1,417 3,098 2,795 2,468 569 1,107 2,436 2,227 2,004 0.51% 0.70% 1.16% 1.81% 0.94% 10.9% 13.3% 27.5% 30.6% 17.8% 0.5% 0.4% 1.8% 1.6% 1.1% 50.9% 59.2% 61.8% 58.1% 61.6% 28.0% 17.2% 22.2% 17.9% 14.7% $797.1 $490.2 $630.5 $509.0 $418.4 Regions Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of September 30, 2017. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2017. “Seriously delinquent loans” refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process. “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state or region. “Serious delinquency rate” refers to the number of single-family conventional loans that were seriously delinquent in the applicable state or region, divided by the number of loans in our single-family conventional guaranty book of business in that state or region. Measured from the borowers’ last paid instalment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first nine months of 2017. Home Equity Conversion Mortgages (HECMs) insured by HUD are excluded from this calculation. Expressed as a percentage of credit losses for the single-family guaranty book of business. Credit losses consist of (a) charge-ofs, net of recoveries and (b) foreclosed property expense (income), adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. For information on total credit losses, refer to Fannie Mae’s 2017 Q3 Form 10-Q. Select states represent the top ten states in UPB of the single-family conventional guaranty book of business as of September 30, 2017. For information on which states are included in each region, refer to the single-family mortgage credit risk management discussion in Fannie Mae’s 2017 Q3 Form 10-Q. © 2017 Fannie Mae. Trademarks of Fannie Mae. 12 Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States SF Conventional Guaranty Book of Business as of September 30, 2017 Seriously Delinquent Loans as of September 30, 2017 Real Estate Owned (REO) Credit Loss (1) (2) (3) (4) (5) (6) Al States 100.0%92229,01310,7018,3431.01%100.0%1.1%57.6%100.0%$2,845.1 Unpaid Principal Balance (UPB) ($B) Share of Single-Family Conventional Guaranty Book Weighted Average Mark-to-Market LTV Ratio Mark-to-Market LTV >100% Seriously Delinquent Loan Share Serious Delinquency Rate Q3 2017 Acquisitions (# of properties) Q3 2017 Dispositions (# of properties) REO Ending Inventory as of 9/30/17 Average Days to Foreclosure % of YTD 2017 Credit Losses California Texas Florida New York Ilinois New Jersey Washington Virginia Pennsylvania Colorado 0.1% 4.7% 1.9% 0.5% 13.9% 9.1% 11.1% 10.3% 0.7% 8.8% 740 844 540 1,124 1,891 749 1,948 1,345 621 644 71 1,306 760 406 2,915 1,969 1,794 2,595 616 975 41 535 269 138 922 685 526 1,158 295 427 20 357 242 93 791 547 380 852 196 302 0.27% 1.41% 0.68% 0.55% 2.36% 1.28% 2.13% 1.50% 0.67% 0.43% 0.7% 5.0% 2.0% 1.6% 7.3% 5.5% 9.4% 9.6% 4.6% 5.8% 0.0% 0.8% 1.0% 0.1% 3.4% 2.9% 1.4% 3.7% 0.0% 0.5% 54.0% 61.7% 61.6% 52.8% 61.8% 63.4% 52.8% 62.2% 58.3% 49.0% 2.9% 3.0% 3.5% 3.6% 3.7% 3.8% 5.1% 5.7% 6.2% 19.5% $83.6 $84.8 $98.7 $102.6 $105.4 $107.3 $146.0 $161.1 $175.9 $555.3 (1) (2) (3) (4) (6) Select States(5) (2) (2) Total

Based on states with the largest volume of seriously delinquent loans in our single-family conventional guaranty book of business as of September 30, 2017. “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state. Share of REO ending inventory calculated as the number of properties in the single-family REO ending inventory for the state divided by the total number of single-family properties in the REO ending inventory for the specified time period. 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 0K 40K 80K 120K 160K 200K 240K 280K 320K 360K SD Q Vo lum e 0% 5% 10% 15% 20% 25% 173K 7.3% 5.8% 10.7% 9.4% 10.4% 5.4% 5.5% 13.1% 9.6% 5.2% Seriously Delinquent Loan Share by Select States California Florida Ilinois New Jersey New York SDQ Volume 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 0K 20K 40K 60K 80K 100K RE O En din g I nv en tor y 0% 5% 10% 15% 20% 25% 29K 5.4% 6.8% 8.9% 3.6% 3.3% 6.2% 10.0%9.6% 20.6% 3.4% REO Ending Inventory Share by Select States California Florida Ilinois New Jersey New York REO Ending Inventory (1) (2) (3) . Seriously Delinquent Loan and REO Ending Inventory Share by Select States © 2017 Fannie Mae. Trademarks of Fannie Mae. 13 (1) (2) (3)

Single-Family Short Sales and REO Sales Prices to Unpaid Principal Balance (UPB) of Mortgage Loans 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 60% 70% 80% 90% 72.4% 72.6% 73.1% 75.0% 73.9% 73.6% 74.1% 75.8%75.2% 72.5% 79.3% 79.9% 81.9% 80.9% 80.3% 80.9% 83.0%82.3% 79.7%79.3% REO Direct Sale Dispositions: Sales Prices to UPB Net Sales Prices to UPB Trends for Top 10 States REO Gross Sales/UPB REO Net Sales/UPB 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 60% 70% 80% 90% 73.8% 73.5% 73.3% 74.6% 73.7% 74.1%74.1% 75.5%75.3%73.6% 82.0% 81.7% 83.2% 82.4% 82.5%82.7% 84.3% 82.4% 84.2%82.0% Short Sales: Sales Prices to UPB Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Florida New Jersey Ilinois Ohio New York Pennsylvania Michigan California Maryland Georgia 83.2% 70.4% 89.4% 69.6% 68.8% 71.3% 63.3% 64.9% 64.1% 83.1% 80.8% 67.7% 87.7% 68.0% 66.6% 70.3% 60.0% 62.5% 65.2% 81.7% 79.9% 70.4% 88.3% 62.4% 60.6% 68.3% 58.6% 64.7% 63.9% 80.5% 79.1% 70.4% 87.2% 60.9% 64.9% 66.9% 58.1% 63.3% 63.0% 79.7% 79.0% 69.3% 88.1% 62.7% 65.0% 68.2% 59.2% 64.3% 59.9% 80.1% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Florida Ilinois New Jersey California New York Maryland Nevada Virginia Arizona Connecticut 74.2% 79.5% 76.7% 75.6% 72.9% 76.0% 83.7% 68.0% 70.6% 76.0% 71.5% 81.1% 80.3% 76.2% 72.7% 73.1% 84.1% 64.0% 70.2% 77.5% 65.4% 80.3% 79.5% 70.7% 70.0% 74.7% 81.9% 62.5% 70.6% 74.3% 69.9% 79.4% 78.2% 73.3% 73.0% 74.8% 81.4% 65.1% 69.1% 73.4% 71.1% 79.0% 78.6% 74.3% 70.8% 72.9% 80.8% 65.8% 70.9% 73.1% Short Sales Gross Sales/UPB Short Sales Net Sales/UPB Includes REO properties that have been sold to a third party (excluding properties that have been repurchased by the seler/servicer, acquired by a mortgage insurance company, or redeemed by a borower). Sales Prices to UPB are calculated as the sum of sales proceeds received divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to the seler or other parties at closing. The states shown had the greatest volume of properties sold in the first nine months of 2017 in each respective category. © 2017 Fannie Mae. Trademarks of Fannie Mae. 14 (1) (2) (3) (1) (2) (2) (2)(3) REO Net Sales Prices to UPB Short Sales Net Sales Prices to UPB

Fannie Mae

Single-Family Loan Workouts



Home Retention Solutions(1)
# of Loans
35K
30K
25K
20K
15K
10K
5K
0K
29K 2K 27K
28K 2K 26K
24K 1K 22K
20K 1K 19K
22K 1K 21K
23K 2K 21K
22K 2K 21K
19K 2K 17K
22K 2K 20K
23K 2K 22K
21K 1K 20K
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
2017 Q2
2017 Q3
Modifications
Repayment Plans and Forbearances Completed



Foreclosure Alternatives(2)
# of Loans
35K
30K
25K
20K
15K
10K
5K
0K
6K 2K 4K
6K 2K 4K
6K 2K 4K
5K 2K 3K
5K 2K 3K
4K 2K 3K
4K 1K 3K
4K 1K 2K
3K 1K 2K
3K 2K
2K 2K
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
2017 Q2
2017 Q3
Short Sales
Deeds-in-Lieu

(1) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed and (b) repayment plans and forbearances completed.

(2) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower's voluntarily signing over title to the property.

© 2017 Fannie Mae. Trademarks of Fannie Mae.

15

Modifications reflect permanent modifications which does not include loans curently in trial modifications. Defined as total number of completed modifications for the time periods noted. 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 Modifications 21,53919,92817,32520,80221,27820,89919,09922,19926,21426,70025,908 Re-performance Rates of Modified Single-Family Loans © 2017 Fannie Mae. Trademarks of Fannie Mae. 16 (1) (2) 3 Months Post Modification 6 Months Post Modification 9 Months Post Modification 12 Months Post Modification 15 Months Post Modification 18 Months Post Modification 21 Months Post Modification 24 Months Post Modification n/a n/a n/a 75% n/a n/a n/a 70% 79% n/a n/a n/a 66% 71% 77% n/a n/a n/a 65% 67% 69% 75% n/a n/a n/a 64% 66% 67% 68% 77% n/a n/a 65% 65% 66% 65% 70% 79% n/a 65% 65% 64% 64% 67% 72% 78% 65% 65% 63% 62% 64% 67% 69% 76% 68% 65% 64% 64% 67% 67% 69% 77% 67% 65% 65% 66% 67% 68% 72% 79% 67% 66% 67% 66% 67% 70% 74% 80% % Current or Paid Of (1) (2) n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a

Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31 for the time periods noted, with the exception of 2017 which is as of September 30. Based on the single-family credit losses for the year ended December 31 for the time periods noted, with the exception of 2017 which is as of September 30. Credit losses consist of (a) charge-ofs, net of recoveries and (b) foreclosed property expense (income), adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Does not reflect the impact of recoveries that have not been alocated to specific loans. Negative values are the result of recoveries on previously recognized credit losses. Beginning in 2015, credit losses also include the impact of our redesignation from held for investment to held for sale of certain nonperforming and reperforming single-family loans expected to be sold in the foreseeable future, as wel as the charge-of provisions of the Federal Housing Finance Agency’s Advisory Buletin AB 2012-02, “Framework for Adversely Classifying Loans, Other Real Estate Owned, and Other Assets and Listing Assets for Special Mention.” Loans with multiple product features are included in al applicable categories. Categories are not mutualy exclusive. FICO credit score is as of loan origination, as reported by the seler of the mortgage loan. Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus Initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2016 Form 10-K. For a description of our subprime loan classification criteria, refer to Fannie Mae’s 2016 Form 10-K. Select states represent the top ten states with the highest percentage of single-family credit losses for the nine months ended September 30, 2017. © 2017 Fannie Mae. Trademarks of Fannie Mae. 17 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business (1) (2) (3) (4) (5) (6) (7) Florida New Jersey New York Ilinois California Pennsylvania Maryland Ohio Connecticut Nevada Al Other States 50.6% 1.0% 1.4% 2.2% 2.8% 3.1% 19.0% 4.2% 5.6% 4.0% 6.0% 50.8% 1.0% 1.4% 2.1% 2.8% 3.1% 19.6% 4.1% 5.6% 4.0% 5.7% 51.0% 1.0% 1.3% 2.1% 2.7% 3.0% 19.6% 4.1% 5.5% 4.0% 5.6% 51.4% 1.0% 1.3% 2.0% 2.7% 3.0% 19.7% 4.0% 5.4% 3.9% 5.6% 51.9% 1.0% 1.3% 2.0% 2.7% 3.0% 19.6% 3.9% 5.2% 3.8% 5.6% 52.2% 1.1% 1.3% 2.0% 2.7% 3.0% 19.5% 3.8% 5.1% 3.7% 5.7% 35.4% 4.8% 0.9% 3.3% 1.8% 1.6% 18.4% 9.6% 0.9% 2.0% 21.4% 32.1% 3.8% 1.4% 4.1% 3.1% 3.0% 5.1% 12.9% 1.9% 3.7% 28.9% 26.7% 1.4% 2.8% 4.2% 5.9% 4.2% -0.8% 10.9% 4.8% 7.2% 32.6% 18.6% 1.8% 2.3% 2.2% 3.8% 3.4% 1.4% 7.8% 16.4% 21.6% 20.8% 29.5% 1.2% 2.7% 4.3% 3.9% 5.0% 2.1% 8.7% 18.3% 16.5% 7.9% 28.9% 2.5% 2.7% 3.6% 4.5% 4.7% 8.8% 9.1% 11.1% 13.9% 10.3% Select State % of Single-Family Conventional Guaranty Book of Business 2017 2016 2015 2014 2013 2012 % of Single-Family Credit Losses 2017 2016 2015 2014 2013 2012 Negative Amortizing Interest Only FICO < 620 FICO 620 to < 660 Origination LTV Ratio > 90% FICO < 620 and Origination LTV Ratio > 90% Alt-A Subprime Refi Plus including HARP 16.5% 0.2% 5.6% 0.7% 12.8% 6.0% 2.9% 3.7% 0.3% 19.5% 0.1% 4.7% 0.7% 15.1% 5.5% 2.6% 2.9% 0.2% 19.1% 0.1% 4.2% 0.7% 15.9% 5.5% 2.5% 2.5% 0.2% 17.6% 0.1% 3.7% 0.7% 16.3% 5.5% 2.3% 2.1% 0.1% 15.4% 0.1% 3.1% 0.6% 16.4% 5.3% 2.0% 1.7% 0.1% 13.8% 0.1% 2.7% 0.5% 16.6% 5.3% 1.8% 1.3% 0.1% 3.5% 1.1% 23.7% 2.3% 16.8% 14.2% 7.8% 21.8% 0.5% 7.4% -0.2% 26.0% 2.0% 20.8% 15.7% 7.0% 18.7% 0.8% 10.4% 1.3% 17.4% 2.9% 15.3% 17.6% 12.1% 10.2% 0.9% 7.8% 1.6% 29.3% 2.7% 16.4% 18.3% 11.1% 18.0% 1.2% 14.0% 1.3% 24.9% 3.9% 21.9% 21.3% 14.5% 12.2% 0.3% 16.0% 1.5% 22.0% 3.9% 24.5% 19.4% 13.4% 16.1% 0.2% 2009 - YTD 2017 2005 - 2008 2004 & Prior 13.1% 21.7% 65.3% 9.1% 14.7% 76.2% 7.3% 12.2% 80.5% 5.8% 10.1% 84.1% 4.5% 8.1% 87.4% 3.7% 6.7% 89.6% 13.1% 81.8% 5.1% 12.4% 77.6% 10.0% 12.0% 74.7% 13.3% 12.1% 77.6% 10.3% 16.4% 64.7% 19.0% 10.6% 66.2% 23.2% Vintage (1) (2) (3) (4) (4) (4) (5) (6) (7) Certain Product Features

© 2017 Fannie Mae. Trademarks of Fannie Mae. 18 Note: Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of September 30, 2017 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materialy, in future periods. Yr 1-Q 1 Yr 1-Q 2 Yr 1-Q 3 Yr 1-Q 4 Yr 2-Q 1 Yr 2-Q 2 Yr 2-Q 3 Yr 2-Q 4 Yr 3-Q 1 Yr 3-Q 2 Yr 3-Q 3 Yr 3-Q 4 Yr 4-Q 1 Yr 4-Q 2 Yr 4-Q 3 Yr 4-Q 4 Yr 5-Q 1 Yr 5-Q 2 Yr 5-Q 3 Yr 5-Q 4 Yr 6-Q 1 Yr 6-Q 2 Yr 6-Q 3 Yr 6-Q 4 Yr 7-Q 1 Yr 7-Q 2 Yr 7-Q 3 Yr 7-Q 4 Yr 8-Q 1 Yr 8-Q 2 Yr 8-Q 3 Yr 8-Q 4 Yr 9-Q 1 Yr 9-Q 2 Yr 9-Q 3 Yr 9-Q 4 Yr 10 -Q 1 Yr 10 -Q 2 Yr 10 -Q 3 Yr 10 -Q 4 Yr 11 -Q 1 Yr 11 -Q 2 Yr 11 -Q 3 Yr 11 -Q 4 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Cu mu lat ive De fau lt R ate 2007 2006 2005 2008 2004 2003 2002 2010 2011 2009 2012 2013 20142015 2016 2017 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year Time Since Beginning of Origination Year

Loan Count UPB ($B) % of Multifamily Guaranty Book of Business % DUS ® Loans % SeriouslyDelinquent YTD 2017 Multifamily Credit Losses ($M) 2016 Multifamily Credit Losses ($M) 2015 Multifamily Credit Losses ($M) Total Multifamily Guaranty Book of Business ($56)($4)($14)0.03%97%100%$265.428,338 Multifamily Credit Profile by Loan Attributes Loans maturing in 2017 Loans maturing in 2018 Loans maturing in 2019 Loans maturing in 2020 Loans maturing in 2021 Other maturities ($40) $2 ($1) ($2) $0 ($15) ($9) $1 $5 $0 $4 ($3) $7 $0 ($4) ($1) ($4) ($13) 0.01% 0.00% 0.06% 0.33% 0.04% 2.04% 97% 97% 97% 98% 96% 87% 80% 6% 5% 5% 3% 0% $213.1 $16.9 $14.0 $13.6 $7.2 $0.6 20,392 2,329 2,239 1,823 1,403 152 Maturity Dates Less than or equal to 70% Greater than 70% and less than or equal to 80% Greater than 80% $2 ($34) ($24) $0 $3 ($7) $1 $0 ($15) 0.09% 0.03% 0.04% 92% 99% 96% 2% 44% 54% $4.3 $117.1 $144.0 1,035 9,902 17,401 Origination LTV Ratio Less than or equal to $750K Greater than $750K and less than or equal to $3M Greater than $3M and less than or equal to $5M Greater than $5M and less than or equal to $25M Greater than $25M ($15) ($60) $9 $9 $1 $0 ($15) $6 $5 $0 ($1) ($20) $2 $4 $0 0.03% 0.01% 0.08% 0.22% 0.28% 98% 99% 93% 85% 24% 50% 40% 5% 5% 0% $132.0 $106.0 $13.8 $12.5 $1.1 2,602 9,647 3,787 7,976 4,326 Loan Size Distribution (1) (2) (3) (4) (5) (6) Represents the percentage of loans for a given category (row) comprised of DUS loans, measured by unpaid principal balance. Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Dolar amount of multifamily credit-related losses/(gains) for the applicable period and category. Total credit losses for each period may not tie to sum of al categories due to rounding. Weighted average origination loan-to-value ratio is 67% as of September 30, 2017. Under the Delegated Underwriting and Servicing, or DUS, program, Fannie Mae acquires individual, newly originated mortgages from specialy approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generaly share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. Multifamily loans with an original unpaid balance of up to $3 milion nationwide or up to $5 milion in high cost markets. DUS - Smal Balance Loans DUS - Non Smal Balance Loans Total ($54) ($57) $3 ($3) ($6) $2 ($14) ($21) $7 0.03% 0.03% 0.17% 100% 100% 100% 97% 92% 5% $258.1 $245.2 $12.9 22,457 15,459 6,998 Delegated Underwriting and Servicing (DUS) Loans Non-DUS - Smal Balance Loans Non-DUS - Non Smal Balance Loans Total ($2) ($5) $2 ($1) ($2) $1 $0 $0 $0 0.11% 0.00% 0.23% 0% 0% 0% 3% 1% 1% $7.3 $3.7 $3.5 5,881 262 5,619 Non-Delegated Underwriting and Servicing (Non-DUS) Loans Lender Risk-Sharing No Recourse to the Lender ($32) ($24) ($14) $10 ($16) $2 0.02% 0.04% 70% 98% 4% 96% $10.9 $254.5 1,861 26,477 Lender Risk-Sharing Fixed Variable ($22) ($34) $2 ($6) ($1) ($14) 0.02% 0.04% 97% 97% 19% 81% $49.5 $215.8 6,222 22,116 Interest Rate Type © 2017 Fannie Mae. Trademarks of Fannie Mae. 19 (1) (3) (3) (4) (5) (6) (6) (3)(2) As of September 30, 2017

UPB ($B) % of Multifamily Guaranty Book of Business % DUS Loans % SeriouslyDelinquent YTD 2017 Multifamily Credit Losses ($M) 2016 Multifamily Credit Losses ($M) 2015 Multifamily Credit Losses ($M) Total Multifamily Guaranty Book of Business ($56)($4)($14)0.03%97%100%$265.4 Multifamily Credit Profile by Loan Attributes (cont.) California Texas New York Florida Washington $1 ($3) $1 ($6) $0 $0 $0 $0 ($5) $0 $0 $0 $0 $0 $0 0.00% 0.00% 0.01% 0.14% 0.01% 99% 98% 85% 100% 97% 4% 7% 9% 12% 20% $10.0 $19.8 $24.0 $32.2 $53.0 Select States Privately Owned with Subsidy ($4)$2$10.02%96%12%$32.7 Targeted Afordable Segment DUS: Bank (Direct or Guaranteed Entity) DUS: Non-Bank Financial Institution Non-DUS: Bank (Direct or Guaranteed Entity) Non-DUS: Non-Bank Financial Institution Non-DUS: Public Agency/Non Profit $0 $0 $0 ($13) ($44) $0 ($2) $0 ($5) $3 $0 $0 $0 $3 ($17) 0.00% 0.00% 0.11% 0.04% 0.02% 5% 1% 0% 100% 96% 0% 0% 1% 65% 34% $0.1 $0.2 $3.3 $171.7 $90.0 DUS & Non-DUS Lenders/Servicers Represents the percentage of loans for a given category (row) comprised of DUS loans, measured by unpaid principal balance. Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Dolar amount of multifamily credit-related losses/(gains) for the applicable period and category. Total credit losses for each period wil not tie to sum of al categories due to rounding. The Multifamily Afordable Business Channel focuses on financing properties that are under an agreement that provides long-term afordability, such as properties with rent subsidies or income restrictions. See htps:/www.fanniemae.com/multifamily/products for definitions. © 2017 Fannie Mae. Trademarks of Fannie Mae. 20 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Prior to 2007 ($24) ($17) ($20) $4 ($1) $2 $0 $0 $0 $0 $0 $0 ($7) ($3) ($1) $0 $3 $0 $2 $0 $0 $0 $0 $0 $2 ($15) ($2) $1 ($4) $0 $0 $0 $2 $0 $1 $0 0.03% 0.39% 0.08% 0.05% 0.02% 0.04% 0.19% 0.03% 0.02% 0.01% 0.00% 0.00% 95% 71% 94% 97% 96% 96% 97% 98% 99% 99% 99% 97% 5% 1% 2% 4% 4% 5% 9% 8% 9% 15% 20% 18% $13.0 $3.5 $6.3 $9.4 $9.8 $14.3 $22.9 $21.9 $24.7 $38.7 $54.2 $46.8 By Acquisition Year Midwest Northeast Southeast Southwest West ($31) ($11) ($19) $4 $1 ($7) ($7) $6 $1 $3 $0 ($15) $0 $0 $1 0.00% 0.08% 0.03% 0.02% 0.03% 97% 99% 99% 90% 99% 27% 23% 26% 15% 9% $72.6 $60.2 $68.4 $40.5 $23.7 Regions Conventional/Co-op Seniors Housing Manufactured Housing Student Housing ($7) $0 $7 ($56) ($5) $0 $2 ($1) $1 $0 ($1) ($14) 0.00% 0.00% 0.00% 0.04% 100% 100% 99% 97% 3% 3% 5% 88% $8.7 $9.3 $13.4 $234.0 Asset Class (1) (2) (3) (4) (5) (2) (3) (3) (4) (3)(1)As of September 30, 2017 (5)

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Se rio us De linq ue nc y R ate 0.09% 0.44% 0.55% 0.34% 0.15% 0.08% 0.03% 0.08% 0.03% 1.36% 0.24% 1.20% 0.30% 0.71% 0.18% 0.56% 0.21%0.24% 0.21% 0.63% 0.50% 0.10% 0.07% 0.59% 0.07% 0.06% 0.11% 0.05%0.05% 0.05%0.04% 0.92% 0.39% Multifamily Total Serious Delinquency Rate DUS Serious Delinquency Rate Non-DUS Serious Delinquency Rate Serious Delinquency Rates of Multifamily Book of Business Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. Serious delinquency rate represents the year-end percentage of unpaid principal balance that is seriously delinquent as of December 31 for the time periods noted, with the exception of 2017 which is as of September 30. Under the Delegated Underwriting and Servicing, or DUS, program, Fannie Mae acquires individual, newly originated mortgages from specialy approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generaly share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. © 2017 Fannie Mae. Trademarks of Fannie Mae. 21 (1) (2) . (1) (2)

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0 20 40 60 UP B ( $B ) $19 $33 $19 $24 $22 $46 $34 $19 $17 $24 $33 $29 $29 $42 $55 $47 DUS/Non-DUS Acquisition Unpaid Principal Balance ($B) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 0.0% 0.5% 1.0% 1.5% 2.0% Cr ed it L os s R ate 0.2% 0.0% 0.1% 0.2% 0.0% 0.1% 0.4% 0.0% 0.3% 0.5% 0.0% 0.4% 0.9% 0.2% 0.7% 1.2% 0.9% 1.1% 0.8% 1.4% 0.9% 0.3% 0.1% 0.3% 0.1% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% DUS/Non-DUS Cumulative Credit Loss Rates through September 30, 2017 DUS Credit Loss Rate Non-DUS Credit Loss Rate Multifamily Total Credit Loss Rate Cumulative Credit Loss Rates of Multifamily Guaranty Book of Business by Acquisition Year DUS Non-DUS * Year-to-date through September 30, 2017. Acquisition Year Cumulative credit loss rate is the cumulative credit losses (gains) through September 30, 2017 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. Acquisition unpaid principal balance represents the total Multifamily volume acquired through purchase or securitization transactions for the applicable period. © 2017 Fannie Mae. Trademarks of Fannie Mae. 22 (1) (2) (1) (2) * *